Annual Report


           Growth
           Stock
           Fund


           ------------------
           December 31, 1998
           ------------------


[ART WORK APPEARS HERE]
T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Growth Stock Fund

 . Stocks plunged in late summer after reaching an all-time high, then rebounded near year-end to yet another historical record.

 . The fund returned 9.08% and 27.41%, respectively, for the 6- and 12-month periods ended December 31, 1998, slightly trailing the S&P 500 but well ahead of the Lipper average.

 . Portfolio exposure to technology and larger-cap stocks helped results in the second half.

 . We continued to trim some of the "Nifty Fifty" stocks that led the market and replaced them with more attractively valued stocks with good potential.

 . While earnings and cash flow growth are generally slowing, we believe our portfolio companies are positioned to outpace the broad market.

Fellow Shareholders

The last six months of 1998 were characterized by extremes. The S&P 500 hit an all-time high on July 17, then fell 19% through October 8 before rebounding to yet another historical record just before year-end. Following the sharp late-summer correction, a wave of renewed exuberance drove many Internet-related stocks to levels beyond most reasonable expectations.

-----------------------
Performance Comparison
-------------------------------------------------------------------------------
Periods Ended 12/31/98                             6 Months        12 Months
-------------------------------------------------------------------------------
Growth Stock Fund                                    9.08%           27.41%
 ...............................................................................
S&P 500                                              9.22            28.57
 ...............................................................................
Lipper Growth Funds Average                          6.21            22.86
 ...............................................................................

Your fund's return during the volatile second half was 9.08%. As has been the case recently, fund performance exceeded that of the Lipper Growth Funds Average but was slightly behind the unmanaged Standard & Poor's 500 Stock Index. Relative returns were similar for the full year, although absolute performance was a robust 27.41%. During the second half, portfolio exposure to powerful technology stocks benefited results, while our financial holdings constrained performance. Within the universe of S&P 500 stocks, leadership was extremely narrow as the top 50 stocks in the index accounted for most of the return. This pattern was also true for the fund, since our large-cap holdings led the way and smaller-company shares continued to lag.

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a $0.25 per share income dividend and a $4.27 per share long-term capital gain distribution. These were paid on December 17, 1998, to shareholders of record on December 15, 1998. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

----------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

MARKET ENVIRONMENT

During the past six months, several negative developments threatened to interrupt the bull market and the robust U.S. economy. First, global turmoil reappeared in the wake of a loan default in Russia, which created fear of a credit crunch here and abroad, prompting bankers to rein in their exposure. The Russian situation and its impact on Latin America, in particular, resulted in notable damage to the market as investors worried it might affect the U.S. economy. This precarious state of affairs was compounded by the lack of viable corrective action in Japan to stabilize its sagging economy.

--------------------------
Portfolio Characteristics
----------------------------------------------------------------------------

                                              Growth Stock
                                                  Domestic
As of 12/31/98                                   Portfolio         S&P 500
----------------------------------------------------------------------------
Earnings Growth Rate
     Past 5 Years                                     17.6%           16.0%
     .......................................................................
     Projected 5 Years*                               15.9            13.6
     .......................................................................
Dividend Growth Rate
     Past 5 Years                                     13.6            11.3
     .......................................................................
     Projected 5 Years*                               12.0            11.0
     .......................................................................
Return on Equity
     Past 5 Years                                     24.8            23.3
     .......................................................................
Long-Term Debt as
Percent of Capital                                    27.5            32.7
 ............................................................................
P/E Ratio (12-month forward
projected earnings)                                  30.0X           25.4X
 ............................................................................
* Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

In the midst of the turbulence, the Federal Reserve lowered short-term rates three times during the last few months, and the International Monetary Fund assembled a package designed to stabilize Brazil, the linchpin of Latin America. These measures calmed investors and restored consumer confidence before the damage could spread to the U.S. While manufacturing slowed noticeably, other elements of the economy remained relatively strong. Perceptions that Fed and IMF actions would be successful, combined with the public's hearty appetite for stocks, drove share prices up sharply during the final months of 1998. Technology and retail stocks rebounded with especially great vigor. Interest in Internet stocks seemed boundless, and initial public offerings for virtually every company with a ".com" in its name were greeted enthusiastically.

INVESTMENT REVIEW

Several large portfolio holdings did quite well during the past six months. These included America Online, which we bought early in the year; Network Associates; EMC; Microsoft; MCI WorldCom; and Intel. In other sectors, fund performance was boosted by sizable positions in Freddie Mac, Safeway, Home Depot, Philip Morris, and Danaher. On the international side, Mannesman, Wolters Kluwer, and Hutchison Whampoa contributed positively.

A few financial stocks detracted from results. Citigroup and BankAmerica were negatively affected by trading activities and bad foreign loans. Our insurance holdings also suffered from a generally soft pricing environment. In addition, several real estate companies (Starwood Hotels & Resorts and some of our REITs), as well as foreign holding Tomkins, were hurt by declining stock prices even though their earnings grew-- although at a slightly slower pace than expected. As usual, earnings disappointments took their toll on a few positions, including Parametric Technology and United HealthCare. In most cases, we either held or added to these holdings.

PORTFOLIO MANAGEMENT

The continued strong performance of a narrow group of stocks poses a significant dilemma. While we prefer to own shares of leading companies in growing markets, including those with strong management and cash flow, we also need to keep an eye on valuations. As the market has become increasingly narrow, the gap between the "Nifty Fifty" and other good companies has widened too far, in our opinion. We mentioned in our last fund report that we were marginally trimming some of the Nifty Fifty stocks we own and adding to companies that better fit our criteria for selection but are not overpriced.


                           [PIE CHART APPEARS HERE]

               Reserves                                       5%
               Technology                                    10%
               Consumer Services                             11%
               Business Services and Transportation          12%
               Other                                         14%
               Financial                                     15%
               Foreign*                                      16%
               Consumer Nondurables                          17%

* The percentage of foreign holdings is lower on page 16, since several were classified under various industry sectors.

Based on net assets as of 12/31/98.

This strategy led us to buy excellent financial companies such as Bank of New York and Associates First Capital, both of which have solid growth records, expectations of continued growth, and reasonable valuations. We added to our media holdings with the purchase of

Clear Channel Communications, Infinity Broadcasting, and Fox Entertainment Group. On the international front, we bought Telecom Italia, whose share price had languished because of management concerns. Almost all of these buys worked out well when the market recovered toward the end of the year.

On the sale side, we eliminated Tenet Healthcare, Hilton, Oracle, First Data, and Granada due to concerns about their fundamentals. We also trimmed our positions in Danaher and America Online because of their high valuations.

OUTLOOK

The U.S. stock market has continued to advance in the face of conflicting forces. On the positive side, the Federal Reserve has been masterfully orchestrating monetary policy to maintain a delicate economic balance, and U.S. companies are world leaders and focused on stockholder interests. On the negative side of the ledger, stock valuations are extremely high, the manufacturing sector is slowing, consumers continue to spend more and save little or nothing, and the President has been impeached and has to stand trial. In addition, many foreign economies are still troubled. So, while the stock market enjoyed another year of strong returns, earnings and cash flow at many companies show little growth.

                          [LINE CHART APPEARS HERE]

--------------------------------------------------
Growth Stock Fund P/E Relative to the S&P 500 P/E
--------------------------------------------------------------------------------
                        1.469                Dec-86         1.106
         Dec-73         1.459                               1.108
                        1.419                                   1
                        1.371                               1.063
                        1.247                Dec-87         1.024
         Dec-74         1.317                               0.992
                         1.45                               1.066
                        1.429                               1.105
                         1.32                Dec-88         1.191
         Dec-75         1.439                               1.207
                        1.349                               1.153
                         1.32                               1.209
                         1.33                Dec-89         1.028
         Dec-76         1.295                                   1
                        1.218                               1.035
                        1.224                               0.944
                        1.207                Dec-90         0.985
         Dec-77         1.215                               1.072
                        1.219                               1.007
                        1.263                               1.026
                        1.193                Dec-91         1.144
         Dec-78         1.145                               1.152
                         1.09                               1.019
                        1.118                               1.019
                        1.061                Dec-92         1.122
         Dec-79         1.025                               1.054
                        1.088                               1.055
                        1.111                               1.072
                        1.195                Dec-93         1.149
         Dec-80         1.295                               1.086
                        1.313                               1.118
                        1.312                                1.17
                        1.426                Dec-94         1.316
         Dec-81         1.267                               1.196
                        1.235                               1.145
                        1.186                                1.13
                        1.286                Dec-95         1.133
         Dec-82         1.483                               1.147
                        1.522                                1.09
                        1.424                                1.12
                          1.5                Dec-96         1.085
         Dec-83         1.473                               1.074
                        1.264                               1.016
                        1.233                               1.025
                        1.103                Dec-97          0.95
         Dec-84         1.185                               0.986
                        1.196                               1.005
                        1.216                               0.967
                        1.171                Dec-98         1.019
         Dec-85         1.226
                        1.204
                        1.163
                        1.122

This chart is intended to show the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index. Earnings per share are estimated by the fund's investment manager at each quarter-end.

Stocks normally do not continue to move upward indefinitely at a faster rate than earnings and cash flow, which means that the rise in stock prices could moderate in 1999. However, we are confident that the earnings and cash flow growth of the companies we have selected for your portfolio will continue to outpace the overall market. Therefore, we remain optimistic about the performance prospects for your fund over the long term.

As always, we will continue to work diligently on your behalf in our search for attractive ideas, both here and abroad.

Respectfully submitted,

/s/ Robert W. Smith

Robert W. Smith
Chairman of the Investment Advisory Committee

January 22, 1999

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


---------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                 Percent of
                                                                 Net Assets
                                                                   12/31/98
--------------------------------------------------------------------------------
Freddie Mac                                                            3.1%
 ................................................................................
GE                                                                     2.4
 ................................................................................
MCI WorldCom                                                           2.4
 ................................................................................
Microsoft                                                              2.1
 ................................................................................
Wells Fargo                                                            2.0
--------------------------------------------------------------------------------
Tyco International                                                     1.9
 ................................................................................
Berkshire Hathaway                                                     1.7
 ................................................................................
Network Associates                                                     1.7
 ................................................................................
Safeway                                                                1.5
 ................................................................................
Citigroup                                                              1.5
--------------------------------------------------------------------------------
Fannie Mae                                                             1.4
 ................................................................................
Merck                                                                  1.4
 ................................................................................
Danaher                                                                1.4
 ................................................................................
Bristol-Myers Squibb                                                   1.4
 ................................................................................
Philip Morris                                                          1.3
--------------------------------------------------------------------------------
Waste Management                                                       1.3
 ................................................................................
Intel                                                                  1.3
 ................................................................................
Pfizer                                                                 1.3
 ................................................................................
AlliedSignal                                                           1.2
 ................................................................................
Royal Dutch Petroleum                                                  1.2
--------------------------------------------------------------------------------
UNUM                                                                   1.1
 ................................................................................
Tomkins                                                                1.1
 ................................................................................
Eli Lilly                                                              1.1
 ................................................................................
First Union                                                            1.1
 ................................................................................
Bank of New York                                                       1.1
--------------------------------------------------------------------------------
Total                                                                 39.0%

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


---------------------
Portfolio Highlights
--------------------------------------------------------------------------------


MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)


6 Months Ended 12/31/98

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
Bank of New York *                     Danaher
 ....................................   ........................................
Northern Telecom *                     First Data **
 ....................................   ........................................
Fox Entertainment Group *              Oracle **
 ....................................   ........................................
Associates First Capital *             AutoZone **
 ....................................   ........................................
Network Associates                     Tellabs **
 ....................................   ........................................
Saks *                                 Analog Devices **
 ....................................   ........................................
Time Warner *                          Campbell **
 ....................................   ........................................
Tomkins                                America Online
 ....................................   ........................................
Telecom Italia *                       Tenet Healthcare **
 ....................................   ........................................
Schering-Plough *                      Granada **
 ....................................   ........................................


 * Position added
** Position eliminated

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


-----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE CHART APPEARS HERE]

GROWTH STOCK FUND
--------------------------------------------------------------------------------
  Date                     S&P 500 Index                Growth Stock Fund
  ----                     -------------                -----------------
12/31/88                     $10,000                        $10,000
12/31/89                     $13,169                        $12,543
12/31/90                     $12,710                        $12,004
12/31/91                     $16,647                        $16,061
12/31/92                     $17,916                        $17,024
12/31/93                     $19,721                        $19,673
12/31/94                     $19,982                        $19,847
12/31/95                     $27,491                        $25,993
12/31/96                     $33,803                        $31,633
12/31/97                     $45,081                        $40,038
12/31/98                     $57,958                        $51,012

-------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/98           1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Growth Stock Fund                27.41%      25.20%      20.99%      17.70%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


---------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                               Year
                              Ended
                           12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
NET ASSET VALUE
Beginning of period        $  28.99   $  26.18   $  23.35   $  18.75   $  20.42
                           .....................................................
Investment activities
  Net investment income        0.22       0.23       0.19       0.23       0.18
  Net realized and
  unrealized gain (loss)       7.38       6.65       4.89       5.57      (0.01)
                           .....................................................
  Total from
  investment activities        7.60       6.88       5.08       5.80       0.17
                           .....................................................
Distributions
  Net investment income       (0.25)     (0.20)     (0.19)     (0.23)     (0.18)
  Net realized gain           (4.27)     (3.87)     (2.06)     (0.97)     (1.66)
                           .....................................................
  Total distributions         (4.52)     (4.07)     (2.25)     (1.20)     (1.84)
                           .....................................................
NET ASSET VALUE
End of period              $  32.07   $  28.99   $  26.18   $  23.35   $  18.75
                           -----------------------------------------------------

Ratios/Supplemental Data

Total return+                 27.41%     26.57%     21.70%     30.97%      0.89%
 ................................................................................
Ratio of expenses to
average net assets             0.74%      0.75%      0.77%      0.80%      0.81%
 ................................................................................
Ratio of net investment
income to average
net assets                     0.67%      0.75%      0.74%      1.09%      0.91%
 ................................................................................
Portfolio turnover rate        54.8%      40.9%      49.0%      42.5%      54.0%
 ................................................................................
Net assets, end of period
(in millions)              $  5,041   $  3,988   $  3,431   $  2,762   $  2,068
 ................................................................................

+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.




The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

-------------------------
Portfolio of Investments                               Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Common Stocks and Warrants 95.1%

FINANCIAL 17.6%

Bank and Trust 5.4%

Bank of New York                                    1,350,000     $    54,337
 ...............................................................................
BankAmerica                                           770,625          46,334
 ...............................................................................
First Union                                           895,000          54,427
 ...............................................................................
Mellon Bank                                           225,000          15,469
 ...............................................................................
Wells Fargo                                         2,530,000         101,042
 ...............................................................................
                                                                      271,609
                                                                  .............
Insurance 3.8%

ACE Limited                                         1,525,000          52,517
 ...............................................................................
Aetna                                                 285,000          22,408
 ...............................................................................
PartnerRe Holdings                                    825,409          37,763
 ...............................................................................
PartnerRe Holdings, Warrants, 11/4/00 *               331,665           9,618
 ...............................................................................
Travelers Property Casualty (Class A)                 450,000          13,950
 ...............................................................................
UNUM                                                  960,000          56,040
 ...............................................................................
                                                                      192,296
                                                                  .............
Financial Services 8.4%

AMBAC                                                 400,000          24,075
 ...............................................................................
Associates First Capital (Class A)                    910,800          38,595
 ...............................................................................
Citigroup                                           1,534,200          75,943
 ...............................................................................
Fairfax Financial (CAD) *                             109,400          38,650
 ...............................................................................
Fannie Mae                                            970,400          71,809
 ...............................................................................
Freddie Mac                                         2,395,000         154,328
 ...............................................................................
Morgan Stanley Dean Witter                            250,000          17,750
 ...............................................................................
                                                                      421,150
                                                                  .............
Total Financial                                                       885,055
                                                                  .............

UTILITIES 1.0%

Telephone 1.0%

GTE                                                   250,000          16,250
 ...............................................................................
SBC Communications                                    600,000          32,175
 ...............................................................................
Total Utilities                                                        48,425
                                                                   ............

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                      Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

CONSUMER NONDURABLES 17.0%

Beverages 1.4%

Coca-Cola                                            300,000      $    20,063
 ...............................................................................
PepsiCo                                            1,251,300           51,225
 ...............................................................................
                                                                       71,288
                                                                  .............
Food Processing 0.6%

Sara Lee                                           1,060,000           29,879
 ...............................................................................
                                                                       29,879
                                                                  .............

Hospital Supplies/Hospital Management 1.9%

Guidant                                              185,000           20,396
 ...............................................................................
HealthSouth *                                      1,607,600           24,818
 ...............................................................................
United HealthCare                                  1,182,400           50,917
 ...............................................................................
                                                                       96,131
                                                                  .............
Biotechnology 1.5%

Biogen *                                             425,700           35,306
 ...............................................................................
Genentech *                                          500,000           39,844
 ...............................................................................
                                                                       75,150
                                                                  .............
Pharmaceuticals 8.2%

American Home Products                               550,000           30,972
 ...............................................................................
Bristol-Myers Squibb                                 524,800           70,225
 ...............................................................................
Eli Lilly                                            620,000           55,102
 ...............................................................................
Johnson & Johnson                                    465,000           39,002
 ...............................................................................
Merck                                                485,000           71,628
 ...............................................................................
Pfizer                                               505,000           63,346
 ...............................................................................
Schering-Plough                                      530,000           29,283
 ...............................................................................
Warner-Lambert                                       710,000           53,383
 ...............................................................................
                                                                      412,941
                                                                  .............
Miscellaneous Consumer Products 3.4%

Cendant *                                            700,000           13,344
 ...............................................................................
Gillette                                             410,000           19,808
 ...............................................................................
Hasbro                                               500,000           18,062
 ...............................................................................
McKesson                                             290,000           22,928
 ...............................................................................
Newell                                               150,000            6,187
 ...............................................................................
Philip Morris                                      1,225,900           65,586
 ...............................................................................
Procter & Gamble                                     230,000           21,002
 ...............................................................................
                                                                      166,917
                                                                  .............
Total Consumer Nondurables                                            852,306
                                                                  .............

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                      Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands

CONSUMER SERVICES 11.7%

Restaurants 0.4%

McDonald's                                          250,000   $       19,156
 ...............................................................................
                                                                      19,156
                                                              .................
General Merchandisers 2.3%

Fred Meyer *                                        699,700           42,157
 ...............................................................................
Safeway *                                         1,260,000           76,781
 ...............................................................................
                                                                     118,938
                                                              .................
Specialty Merchandisers 3.9%

CVS                                                 442,100           24,316
 ...............................................................................
Home Depot                                          850,000           52,009
 ...............................................................................
Rite Aid                                            540,000           26,764
 ...............................................................................
Saks *                                            1,000,000           31,562
 ...............................................................................
Tag Heuer (CHF) *                                    44,195            3,043
 ...............................................................................
Tag Heuer ADR *                                   1,060,600            7,557
 ...............................................................................
Wal-Mart                                            630,000           51,306
 ...............................................................................
                                                                     196,557
                                                              .................
Entertainment and Leisure 1.1%

Carnival (Class A)                                  462,400           22,195
 ...............................................................................
Disney                                              450,000           13,500
 ...............................................................................
Mirage Resorts *                                  1,200,000           17,925
 ...............................................................................
                                                                      53,620
                                                              .................
Media and Communications 4.0%

CBS                                               1,500,000           49,125
 ...............................................................................
Clear Channel Communications *                      469,100           25,566
 ...............................................................................
Fox Entertainment Group *                         1,524,500           38,399
 ...............................................................................
Infinity Broadcasting *                           1,005,700           27,531
 ...............................................................................
Time Warner                                         400,000           24,825
 ...............................................................................
Tribune                                             520,000           34,320
 ...............................................................................
                                                                     199,766
                                                              .................
Total Consumer Services                                              588,037
                                                              .................
CONSUMER CYCLICALS 2.3%

Building and Real Estate 2.3%

Crescent Real Estate Equities, REIT                 950,000           21,850
 ...............................................................................
Masco                                             1,300,000           37,375
 ...............................................................................
Security Capital U.S. Realty *                    1,715,000           16,978
 ...............................................................................

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                       Shares           Value
--------------------------------------------------------------------------------
                                                                 In thousands


Security Capital U.S. Realty (Class A) *              965,000     $     9,554
 ...............................................................................
Starwood Hotels & Resorts, REIT                     1,343,200          30,474
 ...............................................................................
Total Consumer Cyclicals                                              116,231
                                                                  .............

ELECTRONIC TECHNOLOGY 1.6%

Networking 1.6%

Ascend Communications *                               440,000          28,944
 ...............................................................................
Cisco Systems *                                       540,350          50,168
 ...............................................................................
Total Electronic Technology                                            79,112
                                                                  .............
TECHNOLOGY 8.6%

Electronic Components 2.7%

Intel                                                 545,000          64,599
 ...............................................................................
Maxim Integrated Products *                         1,201,400          52,449
 ...............................................................................
Texas Instruments                                     192,200          16,445
 ...............................................................................
                                                                      133,493
                                                                  .............

Electronic Systems 1.9%

Dell Computer *                                       360,000          26,358
 ...............................................................................
EMC *                                                 500,000          42,500
 ...............................................................................
Hewlett-Packard                                       425,000          29,033
 ...............................................................................
                                                                       97,891
                                                                  .............
Telecommunications 4.0%

AirTouch Communications *                             615,000          44,357
 ...............................................................................
Cox Communications (Class A) *                        352,200          24,346
 ...............................................................................
MCI WorldCom *                                      1,681,950         120,732
 ...............................................................................
Nokia ADR                                             120,000          14,453
 ...............................................................................
                                                                      203,888
                                                                  .............
Total Technology                                                      435,272
                                                                  .............
CAPITAL EQUIPMENT 7.6%

Electrical Equipment 3.6%

AlliedSignal                                        1,353,600          59,981
 ...............................................................................
GE                                                  1,185,000         120,944
 ...............................................................................
                                                                      180,925
                                                                  .............
Capital Equipment 1.9%

Tyco International                                  1,242,450          93,727
 ...............................................................................
                                                                       93,727
                                                                  .............

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                        Shares          Value
--------------------------------------------------------------------------------
                                                                 In thousands


Machinery 2.1%

Danaher                                              1,305,000    $    70,878
 ...............................................................................
Teleflex                                               767,800         35,031
 ...............................................................................
                                                                      105,909
                                                                  .............
Total Capital Equipment                                               380,561
                                                                  .............
BUSINESS SERVICES AND
TRANSPORTATION 11.5%

Miscellaneous Business Services 3.1%

Mutual Risk Management                               1,150,332         45,007
 ...............................................................................
Omnicom                                                800,000         46,400
 ...............................................................................
Waste Management                                     1,400,000         65,275
 ...............................................................................
                                                                      156,682
                                                                  .............
Computer Services 1.4%

America Online                                         240,000         36,960
 ...............................................................................
Automatic Data Processing                              400,000         32,075
 ...............................................................................
                                                                       69,035
                                                                  .............
Computer Software 7.0%

BMC Software *                                       1,143,100         50,975
 ...............................................................................
Compuware *                                            325,000         25,380
 ...............................................................................
Microsoft *                                            755,000        104,591
 ...............................................................................
Network Associates *                                 1,270,000         84,257
 ...............................................................................
Parametric Technology *                              2,600,000         42,250
 ...............................................................................
PLATINUM technology *                                  901,700         17,330
 ...............................................................................
Sterling Commerce *                                    692,900         31,180
 ...............................................................................
                                                                      355,963
                                                                  .............
Total Business Services and Transportation                            581,680
                                                                  .............
ENERGY 3.2%

Energy Services 0.4%

Halliburton                                            800,000         23,700
 ...............................................................................
                                                                       23,700
                                                                  .............
Integrated Petroleum - International 2.8%

Chevron                                                410,000         34,004
 ...............................................................................
Mobil                                                  540,000         47,048
 ...............................................................................
Royal Dutch Petroleum ADR                            1,225,000         58,647
 ...............................................................................
                                                                      139,699
                                                                  .............
Total Energy                                                          163,399
                                                                  .............

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                          Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands


PROCESS INDUSTRIES 0.8%

Paper and Paper Products 0.8%
Kimberly-Clark                                       775,000    $     42,238
 ...............................................................................
Total Process Industries                                              42,238
                                                                ...............
MISCELLANEOUS 3.4%

Conglomerates 1.7%
Berkshire Hathaway (Class A) *                         1,250          87,500
 ...............................................................................
                                                                      87,500
                                                                ...............
Other Miscellaneous Securities 1.7%                                   88,883
 ...............................................................................
Total Miscellaneous                                                  176,383
                                                                ...............
FOREIGN 8.8%

Europe 6.9%
Ahold (NLG)                                          344,900          12,744
 ...............................................................................
Gehe  (DEM)                                          261,100          18,013
 ...............................................................................
Getronics (NLG)                                      431,644          21,373
 ...............................................................................
Mannesmann (DEM)                                     230,000          26,353
 ...............................................................................
Novartis (CHF)                                        20,500          40,293
 ...............................................................................
Rentokil Group (GBP)                               3,690,000          27,822
 ...............................................................................
S I G Schweis (CHF)                                   16,000           9,434
 ...............................................................................
Telecom Italia (ITL)                               3,300,000          28,195
 ...............................................................................
Tomkins (GBP)                                     11,660,000          55,404
 ...............................................................................
UBS (CHF)                                             30,000           9,216
 ...............................................................................
Unilever N.V. ADR                                    100,000           8,294
 ...............................................................................
VNU (NLG)                                            950,000          35,811
 ...............................................................................
Wolters Kluwer (NLG)                                 134,051          28,677
 ...............................................................................
Zeneca Group (GBP)                                   600,000          26,137
 ...............................................................................
                                                                     347,766
                                                                ...............
Far East 0.8%
HSBC Holdings (HKD)                                  375,600           9,357
 ...............................................................................
Hutchison Whampoa (HKD)                            4,649,600          32,902
 ...............................................................................
                                                                      42,259
                                                                ...............
Other Foreign 1.1%
Kimberly-Clark de Mexico (Class A) (MXN)           3,061,000           9,733
 ...............................................................................
Telebras ADR *                                       434,300          31,568
 ...............................................................................

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


                                                    Shares              Value
--------------------------------------------------------------------------------
                                                                 In thousands


Toronto-Dominion Bank (CAD)                        400,000      $      14,100
 ...............................................................................
                                                                       55,401
                                                                ...............
Total Foreign                                                         445,426
                                                                ...............
Total Common Stocks (Cost $2,746,385)                               4,794,125
                                                                ...............
Short-Term Investments 5.1%

Money Market Fund 5.1%
Reserve Investment Fund, 5.42% # +             255,560,103            255,560
 ...............................................................................
Total Short-Term Investments (Cost $255,560)                          255,560
                                                                ...............
Total Investments in Securities
100.2% of Net Assets (Cost $3,001,945)                          $   5,049,685

Other Assets Less Liabilities                                          (8,437)
                                                                ...............

NET ASSETS                                                      $   5,041,248
                                                                ---------------

   #    Seven-day yield
   +    Affiliated company
   *    Non-income producing
 ADR    American Depository Receipt
REIT    Real Estate Investment Trust
 CAD    Canadian dollar
 CHF    Swiss franc
 DEM    German deutschemark
 GBP    British sterling
 HKD    Hong Kong dollar
 ITL    Italian lira
 MXN    Mexican Peso
 NLG    Dutch guilder


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value
  Affiliated companies (cost $255,560)                          $   255,560
  Other companies (cost $2,746,385)                               4,794,125
                                                                .............
  Total investments in securities                                 5,049,685
Other assets                                                         37,078
                                                                .............
Total assets                                                      5,086,763
                                                                .............
Liabilities

Total liabilities                                                    45,515
                                                                .............

NET ASSETS                                                      $ 5,041,248
                                                                -------------
Net Assets Consist of:
Accumulated net investment income - net of distributions        $      (157)
Accumulated net realized gain/loss - net of distributions           180,459
Net unrealized gain (loss)                                        2,047,764
Paid-in-capital applicable to 157,196,988 shares of
$1.00 par value capital stock outstanding;
200,000,000 shares authorized                                     2,813,182
                                                                .............

NET ASSETS                                                      $ 5,041,248
                                                                -------------
NET ASSET VALUE PER SHARE                                       $     32.07
                                                                -------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


------------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                       Year
                                                                      Ended
                                                                   12/31/98
Investment Income
Income
  Dividend                                                      $    43,998
  Interest (including $17,570 from affiliated companies)             18,737
                                                                .............
  Total income                                                       62,735
                                                                .............
Expenses
  Investment management                                              25,573
  Shareholder servicing                                               6,578
  Custody and accounting                                                366
  Prospectus and shareholder reports                                    314
  Registration                                                           39
  Legal and audit                                                        22
  Directors                                                              18
  Miscellaneous                                                          36
                                                                .............
  Total expenses                                                     32,946
                                                                .............
Net investment income                                                29,789
                                                                .............
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                        632,820
  Foreign currency transactions                                        (753)
                                                                .............
  Net realized gain (loss)                                          632,067
                                                                .............
Change in net unrealized gain or loss
  Securities                                                        429,288
  Other assets and liabilities
  denominated in foreign currencies                                      66
                                                                .............
  Change in net unrealized gain or loss                             429,354
                                                                .............
Net realized and unrealized gain (loss)                           1,061,421
                                                                .............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $ 1,091,210
                                                                -------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


-------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                            Year
                                                           Ended
                                                        12/31/98       12/31/97
Increase (Decrease) in Net Assets
Operations
  Net investment income                              $    29,789   $    28,945
  Net realized gain (loss)                               632,067       582,134
  Change in net unrealized gain or loss                  429,354       295,330
                                                     ...........................
  Increase (decrease) in net assets from operations    1,091,210       906,409
                                                     ...........................
Distributions to shareholders
  Net investment income                                  (34,624)      (24,428)
  Net realized gain                                     (590,994)     (472,912)
                                                     ...........................
  Decrease in net assets from distributions             (625,618)     (497,340)
                                                     ...........................
Capital share transactions *
  Shares sold                                            685,694       435,680
  Distributions reinvested                               590,388       469,793
  Shares redeemed                                       (688,824)     (756,953)
                                                     ...........................
  Increase (decrease) in net assets from capital
  share transactions                                     587,258       148,520
                                                     ...........................
Net Assets
Increase (decrease) during period                      1,052,850       557,589
Beginning of period                                    3,988,398     3,430,809
                                                     ...........................
End of period                                        $ 5,041,248   $ 3,988,398
                                                     ---------------------------
*Share information
  Shares sold                                             21,358        14,940
  Distributions reinvested                                19,818        16,507
  Shares redeemed                                        (21,552)      (24,930)
                                                     ...........................
  Increase (decrease) in shares outstanding               19,624         6,517




The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998


-------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,272,909,000 and $2,269,913,000 respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$3,001,945,000. Net unrealized gain aggregated $2,047,740,000 at period end, of which $2,127,804,000 related to appreciated investments and $80,064,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,351,000, was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,828,000 for the year ended December 31, 1998, of which $420,000 was payable at year-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 7.1% of the outstanding shares of the Growth Stock Fund at December 31, 1998. For the year then ended, the fund was allocated $828,000 of Spectrum expenses, $264,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $17,570,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,502,000 with certain affiliates of the manager and paid commissions of $28,000 related thereto.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------


-------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------


We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $590,994,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $28,441,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ............................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ............................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond++
International Bond


MONEY MARKET FUNDS+++
 ............................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS
 ............................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ............................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly named Equity Index.
 ** Closed to new investors.
*** Formerly named Florida Insured Intermediate Tax-Free.
  + Formerly named Tax-Free Insured Intermediate Bond.
 ++ Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------


Retirement Plans and Resources

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS
 ................................................................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation


RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors


Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit


Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review


Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

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T. Rowe Price Insights Reports
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The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS
 ................................................................................

General Information

The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors


Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing


Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds


Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


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For yield, price, last transaction, current balance, or to conduct transactions,
24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Growth Stock Fund(R).


Investor Centers:
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T. Rowe Price Investment Services, Inc., Distributor.   F40-050 12/31/98